UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2009

TRANSATLANTIC PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Alberta, Canada	000-31643	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1840, 444 – 5th Ave., SW Calgary, Alberta, Canada	T2P 2T8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (403) 262-8556

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 11, 2009, TransAtlantic Petroleum Corp. (the “Company”) filed a Form 8-K to report that TransAtlantic Australia Pty. Ltd. (“TransAtlantic Australia”), a wholly-owned subsidiary of the Company, acquired 14,132,259 ordinary shares of Incremental Petroleum Limited (“Incremental”), bringing TransAtlantic Australia’s total ownership to approximately 65.4% of the outstanding shares of Incremental. This Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Incremental for the years ended December 31, 2008 and 2007 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma condensed consolidated financial statements of the Company for the year ended December 31, 2008 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
99.1	Audited Consolidated Financial Statements of Incremental Petroleum Limited for the Years Ended December 31, 2008 and 2007.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of TransAtlantic Petroleum Corp. for the Year Ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2009

TRANSATLANTIC PETROLEUM CORP.

By:	/s/ Jeffrey S. Mecom
Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Consolidated Financial Statements of Incremental Petroleum Limited for the Years Ended December 31, 2008 and 2007.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of TransAtlantic Petroleum Corp. for the Year Ended December 31, 2008.